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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 3, 1999



                             IMPERIAL SUGAR COMPANY
             (Exact name of registrant as specified in its charter)



          TEXAS                         1-10307               74-0704500
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)




             ONE IMPERIAL SQUARE
                P. O. BOX 9
              SUGAR LAND, TEXAS                        77487
   (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code:  (281)491-9181
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ITEM 5.   OTHER EVENTS

          The information set forth in the press release of Imperial Sugar Company (the "Company") dated May 3, 1999, included herewith as Exhibit 99.1, is incorporated by reference in this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press release issued by the Company dated May 3, 1999.

                                      -2-
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMPERIAL SUGAR COMPANY



Date: May 3, 1999                       By: /s/ H.P. Mechler
                                           _________________________________
                                           Name: H.P. Mechler
                                           Its: Vice President - Accounting